UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 9, 2007

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PAYLESS TELECOM SOLUTIONS, INC.

(Exact Name of Registrant as Specified in Its Charter)

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Wyoming	001-23407	74-2138564
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2500 East Hallandale Beach Blvd. Suite 800 Hallandale, FL 33009

(Address of Principal Executive Office) (Zip Code)

(954)455-5008

(Registrant’s Telephone Number, Including Area Code)

SURREY, INC.

13110 Trails End Road Leander, Texas 78641

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS.

Forward Looking Statements

Certain statements included in this Form 8-k regarding Payless Telecom Solutions, Inc. that are not historical facts are forward-looking statements, including the information provided with respect to the future business operations and anticipated operations following the acquisition of Grid Merchant Processing, Inc. These forward-looking statements are based on current expectations, estimates, assumptions and beliefs of management, and words such as “expects,” “anticipates,” “intends,” “plans,”  “believes,” “estimates” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve risks and uncertainties, including, but not limited to, the success of our current or proposed business activities. Accordingly, actual results may differ.

Item 1.01

Entry into a Material Definitive Agreement

Pursuant to the consent of the Board of Directors of Payless Telecom Solutions, Inc. the “Company”) on February 9, 2007 the Company entered into a Share for Share Exchange Agreement (the “Agreement”) with Grid Merchant Processing, Inc. (“Grid”)  and the holders of all of the issued and outstanding shares of common stock of Grid pursuant to which Payless Telecom has acquired 51% of the issued and outstanding shares of common stock of Grid and the Grid shareholders will be issued 60,000 shares of our Common Stock. The transaction closed on February 9, 2007. The current Grid shareholders will continue to own the remaining 49% of Grid.

General

The following description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement,, a copy of which is attached hereto and marked Exhibit 10.1 and is incorporated herein by reference. We urge each of you to read the Agreement carefully.

The Agreement

The Agreement provides in part that Grid will become a 51% owned subsidiary of our Company. Eric Santelices and Miguel Dotres, the officers and directors of Grid prior to Closing will remain as officers and directors of Grid and continue to manage Grid subject to the direction of our Board of Directors. Grid provides Internet credit card processing and electronic check processing for the Internet, mail order and phone order processing for Internet based companies as well as for companies engaged in traditional brick and mortar businesses.

Conversion and Exchange of Shares

At the closing of the Agreement with Grid, there were 1 million shares of common stock issued and outstanding. The current shareholders of Grid , Mr. Santelices and Mr. Dotre, transferred a total of 510,000 shares of the Grid Common Stock to Payless in exchange for the issuance of 60,000 shares of the Company’s Common Stock, (30,000 shares of our Common Stock were issued to each of the shareholders of Grid ).

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.02

Unregistered Sale of Equity Securities

In February 2007,

 the Company authorized the issuance of 4.5 million shares of its Common Stock to Ricardo Canal, the Company’s president and sole director. The shares were issued in consideration for personal guarantees and other financial commitments made by Mr. Canal for and on behalf of the Company. Prior to the issuance of the shares of common stock to Mr. Canal and prior to the issuance of the 60,000 shares of common stock to the Grid shareholders there were 1,683,926 shares of the Company’s Common Stock issued and outstanding.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Pursuant to the written consent in lieu of meeting by the holders of a majority of our issued and outstanding Common Stock, we have amended our articles of incorporation to provide for the issuance of fifty million shares of serial Convertible preferred stock without nominal or par value. The Corporation authorized the issuance of ten million shares of Series A Preferred Shares and ten million shares of Series B Preferred Shares.

The Holders of the Series A Preferred Shares shall have the following rights and preferences:

(1)

Dividends.

(a)

Regular Dividends.

None.

(b)

Participating Dividends. In the event any dividend or other distribution payable in cash or other property is declared on the Common Stock (defined below), each Holder on the record date for such dividend or distribution shall be entitled to receive per Preferred Share on the date of payment or distribution of such dividend or other distribution the amount of cash or property equal to the cash or property which would be received by the Holders of the number of shares of Common Stock into which such Preferred Share would be converted pursuant to Section 2 hereof immediately prior to such record date.

(2)

Conversion of Preferred Shares. Preferred Shares shall be convertible into 10 shares of the Company’s common stock, (the “Conversion Rate “), on the terms and conditions set forth in this Section 2.

(a)

Holder’s Conversion Right. Any Holder of Series A Preferred Shares shall be entitled to convert any whole number of Preferred Shares into fully paid and nonassessable shares of Common Stock at the then prevailing Conversion Price. The Company shall not issue any fraction of a share of Common Stock upon any conversion. All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one Preferred Share by a Holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of a fraction of a share of Common Stock. If, after the aforementioned aggregation, the issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock up to the nearest whole share.

(b)

Adjustment of Conversion Rate upon Subdivision or Combination of Common Stock.

None.

(c)

Voting Rights. Holders of Series A Preferred Shares shall have no voting rights on matters brought to a vote of the holders of the Common Stock, except as required by law, including but not limited to the General Corporation Law of the State of Wyoming, and as expressly provided herein.

The holders of the Series B Preferred Shares shall have the following rights and preferences:

(1)

Dividends

(a)

Regular Dividends:

None

(b)

Participating Dividends:

None

(2)

Voting Rights: Holders of the Series A Preferred Shares have the right to cast a total of 100 votes for each issued and outstanding share of Series B Preferred Stock on all matters that are brought to a vote of the holders of the Common Stock.

(a)

Adjustment in Voting Rights upon Subdivision or Combination of Common Stock.

None.

The amendment was filed with the Wyoming Secretary of State on February 13, 2007. A copy of the amendment is attached hereto as Exhibit 3.1.

SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01

Financial Statements and Exhibits

(a)

Financial Statements of Acquired Business*

(b)

Pro Forma Financial Information*

———————

*

To be filed by amendment.

(c)

Shell company transactions  N/A

(d)

Exhibits

Exhibit Number	Decsription
3.1	Amended Articles of Incorporation
10.1	Share-For-Share Exchange Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 2, 2007

PAYLESS TELECOM SOLUTIONS, INC.

By:	/s/ RICARDO CANAL
Ricardo Canal
Chief Executive Officer